                                                                 EXHIBIT 99.17.6


UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

REGISTERED                                                  PRINCIPAL AMOUNT
NO.:                                                            $110,000,000

CUSIP NO.: 848503 AC 2


                            SPIEKER PROPERTIES, L.P.
                        6.95% NOTE DUE DECEMBER 15, 2002


     SPIEKER PROPERTIES, L.P., a California limited partnership (the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assignee (the "Holder"), upon presentation, the principal sum of $110,000,000 on December 15, 2002, and to pay interest on the outstanding principal amount thereon from December 11, 1995, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 in each year (each an "Interest Payment Date"), commencing June 15, 1996, and at the Stated Maturity, at the rate of 6.95% per annum, computed on the basis of a 360-day year comprised of twelve 30-day months, until the entire principal amount hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for on any Interest Payment Date will, as provided in the Indenture (hereinafter defined), be paid to the person in whose name this Note (the "2002 Note") (or one or more predecessor 2002 Notes) is registered at the close of business on the Regular Record Date for such Interest Payment Date which shall be the 15th calendar day preceding the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this 2002 Note (or one or more predecessor 2002 Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of 2002 Notes not more than 15 days and not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2002 Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of the principal of, and interest on, this 2002 Note will be made at the office or agency of the Trustee (hereinafter





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fined) maintained for that purpose at Two International Place, Boston,
Massachusetts 02110, elsewhere as provided in the Indenture, in United States Dollars; provided, however, that at the option of the Holder hereof, and upon written notice to the Trustee of not less than five Business Days prior to the applicable Interest Payment Date, payment of interest may be made (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register kept for the 2002 Notes pursuant to Section 305 of the Indenture (the "2002 Note Register") or (ii) transfer to an account of the Person entitled thereto located inside the United States.

        This 2002 Note is one of a fully authorized issue of securities of the Issuer issued as a series of securities issued and to be issued under an Indenture, dated as of December 6, 1995 and the Third Supplemental Indenture dated December 11, 1995 (collectively, the "Indenture"), among the Issuer, Spieker Properties, Inc., as guarantor ("Guarantor") and State Street Bank and Trust Company (the "Trustee," which term includes any successor trustee under the Indenture with respect to the 2002 Notes), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the 2002 Notes, and of the terms upon which the 2002 Notes are, and are to be, authenticated and delivered. This 2002 Note is one of the series designated as the "6.95% Notes Due December 15, 2002," limited in the aggregate principal amount to $110,000,000.

        The 2002 Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price (the "Redemption Price") equal to the sum of (i) the principal amount of the 2002 Notes (or portion thereof) being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined below), if any, with respect to such 2002 Notes (or portion thereof).

        If notice has been given as provided in the Indenture and funds for the redemption of any 2002 Notes (or any portion thereof) called for redemption shall have been made available on the redemption date referred to in such notice, such 2002 Notes (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of the 2002 Notes will be to receive payment of the Redemption Price, with respect to such 2002 Notes or portion thereof so redeemed.

        Notice of any optional redemption of any 2002 Notes (or any portion thereof) will be given to Holders at their addresses, as shown in the 2002 Note Register, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the 2002 Notes held by such Holder to be redeemed.

        The Issuer will notify the Trustee at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of 2002 Notes to be redeemed and their redemption date. If less than all the 2002 Notes are to be redeemed at the option of the Issuer, the Trustee shall select, in such manner as it shall deem fair and appropriate, the 2002 Notes to be redeemed in whole or in part.


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        In the event of redemption of the 2002 Notes in part only, a new 2002
Note for the amount of the unredeemed portion hereof shall be issued in the name of the Holder hereto, upon cancellation hereof.

        As used herein:

        "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any 2002 Note, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the 2002 Notes being redeemed or paid.

        "Reinvestment Rate" means 0.25% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

        "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

        The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this 2002 Note and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Issuer, in each case, upon compliance by the Issuer with certain conditions set forth in the Indenture, which provisions apply to this 2002 Note.

        The Issuer is subject to certain covenants contained in the Indenture with respect to, and for the benefit of the Holders of, the 2002 Notes. The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer's compliance with the covenants


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

contained in the Indenture or with respect to reports or other certificates filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer's timely delivery of all reports and certificates required under Sections 703 and 1005 of the Indenture and to fulfill its obligations under Article Six of the Indenture.

        If an Event of Default as defined in the Indenture with respect to the 2002 Notes shall occur and be continuing, the principal of the 2002 Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

        As provided in and subject to the provisions of the Indenture, the Holder of this 2002 Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the 2002 Notes, the Holders of not less than a majority in principal amount of the 2002 Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the 2002 Notes at the time Outstanding a direction inconsistent with such request. The foregoing shall not apply to any suit instituted by the Holder of this 2002 Note for the enforcement of any payment of principal hereof or any interest on or after the respective due dates expressed herein.

        The Indenture permits, with certain exceptions as therein provided, the amendment hereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the 2002 Notes under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding 2002 Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the 2002 Notes at the time Outstanding, on behalf of the Holders of all 2002 Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this 2002 Note shall be conclusive and binding upon such Holder and upon all future Holders of this 2002 Note and of any 2002 Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this 2002 Note.

        No reference herein to the Indenture and no provision of this 2002 Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, and interest on, this 2002 Note at the times, place and rate, and in the coin or currency, herein prescribed.

        As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this 2002 Note is registrable in the 2002 Note Register, upon surrender of this 2002 Note for registration of transfer at the office or agency of the Issuer in any Place of Payment where the principal of, and interest on, this 2002 Note are payable, duly endorsed by, or


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accompanied by a written instrument of transfer in form satisfactory to the
Issuer and the Security Registrar for the 2002 Notes duly executed by, the Holder hereof or his attorney duly authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

        The Indenture provides that the Guarantor may assume obligations of the Issuer under the Indenture and the 2002 Notes and upon assumption succeed to, and be substituted for, the Issuer thereunder.

        The 2002 Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the 2002 Notes are exchangeable for a like aggregate principal amount of 2002 Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this 2002 Note for registration of transfer, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, Guarantor or the Trustee may treat the Person in whose name this 2002 Note is registered as the owner hereof for all purposes, whether or not this 2002 Note be overdue, and neither the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

        All terms used in this 2002 Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        THE INDENTURE, THE GUARANTEE AND THE 2002 NOTES INCLUDING THIS 2002 NOTE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused "CUSIP" numbers to be printed on the 2002 Notes as a convenience to the Holders of the 2002 Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the 2002 Notes, and reliance may be placed only on the other identification numbers printed hereon.

        Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this 2002 Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

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

        IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed under its corporate seal this 11th day of December, 1995.

                                SPIEKER PROPERTIES, L.P.

                                By: /s/ CRAIG G. VOUGHT
                                   ---------------------------------
                                Name: Craig G. Vought
                                     -------------------------------
                                Title: Executive Vice President
                                      ------------------------------
                                       and Chief Financial Officer


[SEAL]

Attest:

By: /s/ ADRIAN J. GORDON
   ---------------------------
Name: Adrian J. Gordon
     -------------------------
Title: V.P. & Secretary
      ------------------------


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

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:

        This is one of the 2002 Notes of the series designated "6.95% Notes Due December 15, 2002" referred to in the within-mentioned Indenture.


STATE STREET BANK AND TRUST COMPANY,
Trustee

       /S/
------------------------
Authorized Officer


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                                ASSIGNMENT FORM

                   FOR VALUE RECEIVED, the undersigned hereby
                        sells, assigns and transfers to

PLEASE INSERT SOCIAL
SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNS


----------------------------------------------------------------------------

----------------------------------------------------------------------------
(Please Print or Typewrite Name and Address Including Zip Code of Assignee)


----------------------------------------------------------------------------
The within 2002 Note of Spieker Properties, L.P. and
hereby does irrevocably constitute and appoint       -----------------------


----------------------------------------------------------------------------
Attorney to transfer said 2002 Note on the books of the within-named Trust with full power of substitution in the premises.


Dated:
      ---------------                   ----------------------------------

                                        ----------------------------------


Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within 2002 Note in every particular, without alteration or enlargement or any change whatever.


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
                     GUARANTEE OF SPIEKER PROPERTIES, INC.

        FOR VALUE RECEIVED, SPIEKER PROPERTIES, INC., a Maryland corporation (the "Guarantor"), hereby unconditionally guarantees to the Holder of the accompanying 6.95% Note Due December 15, 2002 (the "2002 Note") issued by Spieker Properties, L.P. (the "Issuer") under an Indenture dated as of December 6, 1995 (together with the Third Supplemental Indenture thereto, the "Indenture") among the Issuer, the Guarantor and State Street Bank and Trust Company, as trustee (the "Trustee"), the full and prompt payment of the principal of and premium, if any, and interest on such 2002 Note when and as the same shall become due and payable, whether at Stated Maturity, by acceleration, by redemption or otherwise, according to the terms of such 2002 Note and of the Indenture. In case of the failure of the Issuer punctually to pay any such principal, premium or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration, by redemption or otherwise, and as if such payment were made by the Issuer. The Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: any invalidity, irregularity or unenforceability of such 2002 Note or such Indenture; any failure to enforce the same; any waiver, modification, or amendment of such 2002 Note or such Indenture; acceleration, extension or any other changes on the time for payment of or other terms of such 2002 Note; any judicial or governmental action affecting the Issuer or such 2002 Note or consent or indulgence granted to the Issuer with respect thereto by the Holder of such 2002 Note or by the Trustee; the recovery of any judgment against the Issuer or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Notice or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such 2002 Note and in this Guarantee.

        Notwithstanding anything to the contrary in this Guarantee, all payments in respect of the Guarantee is junior and subordinate and subject to the right of payment to all Guarantor Senior Debt (as defined in the Indenture).

        No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the Guarantee of the Guarantor, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the 2002 Note.

        THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.



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        This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the 2002 Note shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers.

        Notwithstanding any other provision of this Guarantee to the contrary, Guarantor hereby waives any claims or other rights which Guarantor may now have or hereafter acquire against Issuer that arise from the existence or performance of Guarantor's obligations under this Guarantee or any other agreement (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against Issuer, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from Issuer, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. Guarantor hereby agrees not to exercise any rights which may be acquired by way of contribution under this Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of any such Guarantor's Conditional Rights and either (i) such amount is paid to Guarantor at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to Guarantor, any payment made by Issuer to a Holder is at any time determined to be a Preferential Payment (defined below), then such amount paid to Guarantor shall be held in trust for the benefit of Holder and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. To the extent Issuer makes any payment to Holder in connection with the Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise, any such payment is herein referred to as a "Preferential Payment."

        To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, Guarantor agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Issuer or Guarantor to a Holder may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Holder's right to full payment and performance of the indebtedness and Guarantor shall not enforce Guarantor's Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by Issuer or Guarantor to Holder may be determined to be a Preferential Payment.

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        All terms in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

        IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed under its corporate seal.

Dated: December 11, 1995.

                                                SPIEKER PROPERTIES, INC.


                                                By:   /s/ CRAIG G. VOUGHT
                                                      --------------------------
                                                      Craig G. Vought

                                                Its:  Executive Vice President
                                                      Chief Financial Officer


(Seal)


Attest:

/s/ ADRIAN J. GORDON
--------------------
Adrian J. Gordon
V.P. & Secretary

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